Fees Summary	Dec. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,371,623.67
Previously Paid Amount	2,085.81
Total Fee Amount	2,122.83
Total Offset Amount	0.00
Net Fee	$ 37.02